February 19, 2004

GENERATION WAVE BALANCED FUND,
a series of MUTUALS.com

Supplement dated February 19, 2004
To the Prospectus and Statement of Additional Information, each dated July 31, 2003

The Board of Trustees of MUTUALS.com has consented to liquidate the Generation Wave Balanced Fund (the “Fund”) by March 26, 2004, but you are welcome to redeem your shares before that date. As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund, and the Fund will no longer be eligible for exchange from other MUTUALS.com funds, as of the date of this supplement. If the Fund has not received your redemption request by March 25, 2004, your shares will be redeemed in cash on March 26, 2004 and you will receive from the Fund your share of the liquidation proceeds, subject to any required withholding. Checks will be issued to all shareholders of record on each account.

The liquidation of the Fund may result in income tax liabilities for investors in the Fund. As a result, shareholders should consult their tax adviser for further information about federal, state and local tax consequences relative to their specific situation.

Please retain this Supplement with the Prospectus.